SIGNIFICANT ACCOUNTING POLICIES (Policy)	12 Months Ended
Dec. 31, 2014
SIGNIFICANT ACCOUNTING POLICIES [Abstract]
Use of estimates
a.	Use of estimates:

The preparation of the consolidated financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions. The Company's management believes that the estimates, judgments and assumptions used are reasonable based upon information available at the time they are made. These estimates, judgments and assumptions can affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Functional currency
b.	Functional currency:

The majority of the revenues of the Company and certain of its subsidiaries are generated in U.S. dollars ("dollar") or linked to the dollar. In addition, a substantial portion of the Company's and certain of its subsidiaries' costs are incurred in dollar. The Company's management believes that the dollar is the primary currency of the economic environment in which the Company and certain of its subsidiaries operate. Thus, the functional and reporting currency of the Company and certain of its subsidiaries is the dollar.

Accordingly, monetary accounts maintained in currencies other than the dollar are remeasured into dollars in accordance with ASC 830, "Foreign Currency Matters" ("ASC 830"). All transaction gains and losses of the remeasurement of monetary balance sheet items are reflected in the consolidated statements of operations as financial income or expenses, as appropriate.

The financial statements of certain foreign subsidiaries, whose functional currency has been determined to be their local currency, have been translated into dollars. Assets and liabilities have been translated using the exchange rates in effect at the balance sheet date. Statements of operations amounts have been translated using specific rates. The resulting translation adjustments are reported as a component of equity in accumulated other comprehensive income (loss).

Principles of consolidation
c.	Principles of consolidation:

The consolidated financial statements include the accounts of the Company and its subsidiaries, in which the Company has a controlling voting interest and entities consolidated under the variable interest entities ("VIE") provisions of ASC 810, "Consolidation" ("ASC 810"). Inter-company balances and transactions have been eliminated upon consolidation.

The Company applies the provisions of ASC 810 which provides a framework for identifying VIEs and determining when a company should include the assets, liabilities, noncontrolling interests and results of activities of a VIE in its consolidated financial statements.

In general, a VIE is a corporation, partnership, limited-liability corporation, trust, or any other legal structure used to conduct activities or hold assets that either (1) has an insufficient amount of equity to carry out its principal activities without additional subordinated financial support, (2) has a group of equity owners that is unable to make significant decisions about its activities, (3) has a group of equity owners that does not have the obligation to absorb losses or the right to receive returns generated by its operations or (4) the voting rights of some investors are not proportional to their obligations to absorb the expected losses of the entity, their rights to receive the expected residual returns of the entity, or both and substantially all of the entity's activities (for example, providing financing or buying assets) either involve or are conducted on behalf of an investor that has disproportionately fewer voting rights.

ASC 810 requires a VIE to be consolidated by the party with an ownership, contractual or other financial interest in the VIE (a variable interest holder) that has both of the following characteristics: a) the power to direct the activities of a VIE that most significantly impact the VIE's economic performance and b) the obligation to absorb losses of the VIE that could potentially be significant to the VIE, or the right to receive benefits from the VIE that could potentially be significant to the VIE.

A variable interest holder that consolidates the VIE is called the primary beneficiary. Upon consolidation, the primary beneficiary generally must initially record all of the VIE's assets, liabilities and noncontrolling interests at fair value and subsequently account for the VIE as if it were consolidated based on a majority voting interest. ASC 810 also requires disclosures about VIEs in which the variable interest holder is not required to consolidate but in which it has a significant variable interest.

Most of the activity of Gilat Colombia consists of operating subsidized projects for the governmental authority, dirección de conectividad, or DirCon, (formerly known as Compartel) (collectively, the "DirCon Projects").  The DirCon Projects were originally awarded to Gilat's Colombian subsidiaries in 1999 and 2002 and were extended several times. Additional DirCon Project that was awarded to the subsidiary in 2011 was completed in December 2013. The subsidiary was awarded another DirCon project in 2013 which is scheduled to be completed in 2017.

As required by the Projects' bid documents, the Group established trusts (the "Trusts") and entered into governing Trust Agreements (one for each project awarded) (collectively, the "Trust Agreements"). The Trusts were established for the purpose of holding the network equipment, processing payments to subcontractors, and holding the funds received through the subsidy (the "Subsidy") until they are released in accordance with the terms of the Subsidy and paid to the Group. The Trusts are a mechanism to allow the Colombia government to review amounts to be paid with the Subsidy and verify that such funds are used in accordance with the transaction document of the project and the terms of the Subsidy. Gilat Colombia generates revenues from the Subsidy, as well as from the use of the network that Gilat Colombia operates.

The Trusts are considered VIEs and Gilat Colombia is identified as the primary beneficiary of the Trusts.

Under ASC 810 the Company performs ongoing reassessments of whether it is the primary beneficiary of a VIE. As the assessment of Company's management is that the Company has the power to direct the activities of a VIE that most significantly impact the VIE's activities (it is responsible for establishing and operating the networks), and the obligation to absorb losses of the VIE that could potentially be significant to the VIE and the right to receive benefits from the VIE that could potentially be significant to the VIE economic performance, it was therefore concluded by management that the Company is the primary beneficiary of the Trusts.  As such, the Trusts were consolidated in the financial statements of the Company since their inception.

As of December 31, 2014 and December 31, 2013, the Trusts' assets amounted to $15,441 and $ 3,221, respectively. These assets are consolidated within the financial statements of the Company and are classified as "Restricted cash held by trustees".

As of December 31, 2014, the Trusts' liabilities amounted to $ 12,858. These liabilities are consolidated within the financial statements of the Company and are classified as "Short-term advances from customers, held by trustees".

As of December 31, 2013, the Trusts did not have any liabilities.

Cash equivalents
d.	Cash equivalents:
Cash equivalents are short-term highly liquid investments that are not restricted as to withdrawals or use with maturities of three months or less at the date acquired.
Short-term and long-term restricted cash
e.	Short-term and long-term restricted cash:

Short-term restricted cash is primarily invested in certificates of deposit, which mature within one year. As of December 31, 2014, the vast majority of this amount was linked to the dollar. Such certificates of deposit are used as collateral for the lease of the Group's offices, performance guarantees to customers and loans, and bears weighted average interest rates of 0.39 % and 0.24% as of December 31, 2014 and 2013, respectively.

Long-term restricted cash is primarily invested in certificates of deposit, which mature in more than one year. As of December 31, 2014, the amount is linked to currencies other than dollar. It bears annual weighted average interest rates of 7.78% and 0.5% as of December 31, 2014 and 2013, respectively. Such certificates of deposit are used as collateral for the lease of the Group's offices, performance guarantees to customers and loans.

Restricted cash held by trustees
f.	Restricted cash held by trustees:

As of December 31, 2014 and 2013, short-term restricted cash held by trustees is invested in a savings bank account linked to the Colombian Peso. The restricted cash is being released based upon performance milestones as stipulated in the agreements with the government of Colombia.

Inventories
g.	Inventories:

Inventories are stated at the lower of cost or market value. Inventory write-offs are provided to cover risks arising from slow-moving items, excess inventories, discontinued products, new products introduction and for market prices lower than cost. Any write-off is recognized in the consolidated statement of operations as cost of revenue.

Cost is determined as follows:

Raw materials, parts and supplies - with the addition of allocable indirect manufacturing costs using the average cost method.

Work-in-progress - represents the cost of manufacturing with the addition of allocable indirect manufacturing costs, using the average cost method.

Finished products - calculated on the basis of raw materials, direct manufacturing costs with the addition of allocable indirect manufacturing costs, using the average cost method.

Property and equipment, net
h.	Property and equipment, net:

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets as follows:

Years

Buildings	50
Computers, software and electronic equipment	3 - 12
Office furniture and equipment	3 - 17
Vehicles	3 - 7
Leasehold improvements	Over the term of the lease or the useful life of the improvements, whichever is shorter

Equipment leased to others under operating leases is carried at cost less accumulated depreciation and depreciated using the straight-line method over the useful life of the assets.

The Group has accounted for its assets which are under a capital lease arrangement in accordance with ASC 840 "Leases". Accordingly, assets under a capital lease are stated as assets of the Group on the basis of ordinary purchase prices (without the financing component), and depreciated according to the usual depreciation rates applicable to such assets. The lease payments payable in forthcoming years, net of the interest component included in them, are included in liabilities. The interest in respect of such amounts is accrued on a current basis and is charged to earnings.

Intangible assets
i.	Intangible assets:

Intangible assets subject to amortization are initially recognized based on the fair value allocated to them, and subsequently stated at amortized cost. The assets are amortized over their estimated useful lives using the straight line method over an estimated period during which benefits are expected to be received, in accordance with ASC 350, "Intangible - Goodwill and Other" ("ASC 350") as the following weighted average in years:

Years

Technology	7.9
Customer relationships	6.8
Marketing rights and patents	12.1
Backlog	1.0

As for the impairment loss related to Wavestream's technology recorded in 2012, see note 1c.

Regarding the Company's accounting policy for impairment of intangible assets see note 2k.

Goodwill
j.	Goodwill:

Goodwill represents the excess of the purchase price in a business combination over the fair value of the net tangible and intangible assets acquired. Under ASC 350, goodwill is not amortized, but rather is subject to an annual impairment test. Goodwill is tested for impairment at the reporting unit level by comparing the fair value of the reporting unit with its carrying value. The Company performs its annual impairment analysis of goodwill in the fourth quarter of the year, or more often if there are indicators of impairment present. The provisions of ASC 350 require that a two-step impairment test be performed on goodwill at the level of the reporting units. In the first step, or Step 1, the Company compares the fair value of each reporting unit to its carrying value. If the fair value exceeds the carrying value of the net assets, goodwill is considered not impaired, and the Company is not required to perform further testing. If the carrying value of the net assets exceeds the fair value, then the Company must perform the second step, or Step 2, of the impairment test in order to determine the implied fair value of goodwill.

To determine the fair value used in Step 1, the Company uses discounted cash flows. If and when the Company is required to perform a Step 2 analysis, determining the fair value of its net assets and its off-balance sheet intangibles would require it to make judgments that involve the use of significant estimates and assumptions.

The Company determines the fair value of each reporting unit using the Income Approach, which utilizes a discounted cash flow model, as it believes that this approach best approximates the reporting unit's fair value. Judgments and assumptions related to revenue, operating income, future short-term and long-term growth rates, weighted average cost of capital, interest, capital expenditures, cash flows, and market conditions are inherent in developing the discounted cash flow model. The Company considers historical rates and current market conditions when determining the discount and growth rates to use in its analyses. If these estimates or their related assumptions change in the future, the Company may be required to record impairment charges for its goodwill.

In 2014 and 2013, no impairment losses were identified.

As for the goodwill impairment loss recorded in 2012, see note 1c and note 6.

Impairment of long-lived assets and long-lived assets to be disposed of
k.	Impairment of long-lived assets and long-lived assets to be disposed of:

The Group's long-lived assets are reviewed for impairment in accordance with ASC 360, "Property, Plant and Equipment" ("ASC 360"), whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to the future undiscounted cash flows expected to be generated by the assets. Such measurement includes significant estimates. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. However, the carrying amount of a group of assets is not to be reduced below its fair value. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. (See also note 2i).

In 2014 and 2013, no impairment losses were identified.

As for the impairment loss related to Wavestream's technology recorded in 2012, see note 1c.

Contingencies
l.	Contingencies

The Company is currently involved in various claims and legal proceedings. The Company reviews the status of each matter and assesses its potential financial exposure. If the potential loss from any claim or legal proceeding is considered probable and the amount can be reasonably estimated, the Company accrues a liability for the estimated loss.

Revenue recognition
m.	Revenue recognition:

The Group generates revenue mainly from the sale of products and services for satellite-based communications networks. Sale of products includes mainly the sale of VSATs, hubs and amplifiers. Service revenue include access to and communication via satellites ("space segment"), installation of network equipment, telephone services, internet services, consulting, on-line network monitoring, network maintenance and repair services. The Group sells its products primarily through its direct sales force and indirectly through resellers or system integrators. Sales consummated by the Group's sales force and sales to resellers or system integrators are considered sales to end-users.

Revenue from product sales is recognized in accordance with SEC Staff Accounting Bulletin ("SAB") No. 104, "Revenue Recognition" ("SAB No. 104"), when delivery has occurred, persuasive evidence of an agreement exists, the vendor's fee is fixed or determinable, no further obligation exists and collectability is probable. When significant acceptance provisions are included in the arrangement revenues are deferred until the acceptance occurs. Generally, the Group does not grant rights of return. Service revenues are recognized ratably over the period of the contract or as services are performed, as applicable.

The Company has adopted Accounting Standards Update (''ASU'') No. 2009-13, ''Multiple-Deliverable Revenue Arrangements'' (''ASU 2009-13'') as of the beginning of fiscal 2011 on a prospective basis for new and materially modified transaction originating after January 1, 2011.

For 2011 and future periods, pursuant to the guidance of ASU 2009-13, when a sales arrangement contains multiple elements, such as equipment and services, the Company allocates revenues to each element based on a selling price hierarchy. The selling price for a deliverable is based on its vendor specific objective evidence (''VSOE'') if available, third party evidence (''TPE'') if VSOE is not available, or estimated selling price (''ESP'') if neither VSOE nor TPE is available. In multiple element arrangements, revenues are allocated to each separate unit of accounting for each of the deliverables using the relative selling prices of each of the deliverables in the arrangement based on the aforementioned selling price hierarchy. Where VSOE or TPE does not exist the Group establishes ESP, based on management judgment, considering internal factors such as margin objectives, pricing practices and etc.

Revenue from products under sales-type lease contracts is recognized in accordance with ASC 840, "Leases" ("ASC 840") upon installation or upon delivery, in cases where the customer obtains its own or other's installation services. The net investments in sales-type leases are discounted at the interest rates implicit in the leases. The present values of payments due under sales-type lease contracts are recorded as revenue at the time of shipment or installation, as appropriate. Future interest income is deferred and recognized over the related lease term as financial income.

Revenue from products and services under operating leases of equipment is recognized ratably over the lease period, in accordance with ASC 840.

Revenues from contracts under which the Group provides construction or production of products ("Production-Type Contracts") which are significantly customized to the buyer's specifications are recognized in accordance with ASC 605-35, "Construction-Type and Production-Type Contracts". In Production-Type Contracts under which units of a basic product in a continuous or sequential production process are produced, revenues are recognized based on the units-of-delivery method, recognizing revenue for each unit on the date that unit is delivered. In other Production-Type Contracts, which require significant construction and customization to the customer's specifications, revenues are recognized using the percentage-of-completion method of accounting based on the input measure by using the ratio of costs related to construction performance incurred to the total estimated amount of such costs. The amount of revenue recognized is based on the total fees under the arrangement and the percentage of completion achieved. Provisions for estimated losses on uncompleted contracts, if any, are made in the period in which such losses are first determined, in the amount of the estimated loss on the entire contact.

Deferred revenue and advances from customers represent amounts received by the Group when the criteria for revenue recognition as described above are not met and are included in "Other current liabilities" and "Other long-term liabilities". When deferred revenue is recognized as revenue, the associated deferred charges are also recognized as cost of sales.

Shipping and advertising expenses
n.	Shipping and advertising expenses:

Selling and marketing expenses include shipping expenses in the amounts of $ 2,685, $ 4,047 and $ 3,808 for the years ended December 31, 2014, 2013 and 2012, respectively.

Advertising costs are expensed as incurred. Advertising expenses amounted to $ 273, $ 412 and $ 479 for the years ended December 31, 2014, 2013 and 2012, respectively.

Warranty costs
o.	Warranty costs:

Generally, the Group provides product warranties for periods between twelve to eighteen months at no extra charge. A provision is recorded for estimated warranty costs based on the Group's experience. Warranty expenses for the years ended December 31, 2014, 2013 and 2012 were immaterial.

Research and development expenses, net
p.	Research and development expenses, net:
Research and development expenses, net of grants received, are charged to expenses as incurred.
Grants
q.	Grants:

The Group receives royalty-bearing and non-royalty-bearing grants from the Government of Israel and from other funding sources, for approved research and development projects. These grants are recognized at the time the Group is entitled to such grants on the basis of the costs incurred or milestones achieved as provided by the relevant agreement and included as a deduction from research and development expenses.

        Research and development grants deducted from research and development expenses amounted to $ 2,477, $ 1,591 and $ 3,055 in the years ended December 31, 2014, 2013 and 2012, respectively.

Accounting for stock-based compensation
r.	Accounting for stock-based compensation:

The Group accounts for stock-based compensation in accordance with ASC 718, "Compensation-Stock Compensation" ("ASC 718"). ASC 718 requires companies to estimate the fair value of equity-based payment awards on the date of grant using an option-pricing model. The value of the portion of the award that is ultimately expected to vest is recognized as an expense over the requisite service periods in the Company's consolidated statement of operations.

The Group recognizes compensation expenses for the value of its awards, based on the straight line method over the requisite service period of each of the awards, net of estimated forfeitures. ASC 718 requires forfeitures to be estimated at the time of grant and revised, if necessary, in subsequent periods if actual forfeitures differ from those estimates.

The Group selected the Black-Scholes-Merton option pricing model as the most appropriate fair value method for its stock-options awards and the fair value of restricted share units, or RSUs, based on the market stock price on the date of grant. The option-pricing model requires a number of assumptions, of which the most significant are the expected stock price volatility and the expected option term. Expected volatility was calculated based upon actual historical stock price movements. The expected term of options granted is based upon historical experience and represents the period of time that options granted are expected to be outstanding.  The risk-free interest rate is based on the yield from U.S. treasury bonds with an equivalent term. The Group has historically not paid dividends and has no foreseeable plans to pay dividends.

The Group accounts for equity instruments issued to third party service providers (non-employees) in accordance with the fair value based on an option-pricing model, pursuant to the guidance in ASC 505-50, "Equity-Based Payments to Non-Employees" ("ASC 505-50"). The fair value of the options granted and are unvested is revalued over the related service periods and recognized over the remaining vesting period. (See also note 9).

Income taxes
s.	Income taxes:

The Group accounts for income taxes in accordance with ASC 740, "Income Taxes" ("ASC 740"). ASC 740 prescribes the use of the liability method whereby deferred tax assets and liability account balances are determined based on differences between the financial reporting and the tax basis of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Group provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value, if it is more likely than not that a portion or all of the deferred tax assets will not be realized.

The Group accounts for uncertain tax position in accordance with ASC 740-10, "Income Taxes" ("ASC 740-10"). ASC 740-10 clarifies the accounting for income taxes by prescribing the minimum recognition threshold a tax position is required to meet before being recognized in the financial statements. ASC 740-10 utilizes a two-step approach for evaluating tax positions.

Recognition (step one) occurs when an enterprise concludes that a tax position, based solely on its technical merits, is more-likely-than-not to be sustained upon examination. Measurement (step two) is only addressed if step one has been satisfied (i.e., the position is more-likely-than-not to be sustained) otherwise a full liability in respect of a tax position not meeting the more-than-likely-than-not criteria is recognized.

Under step two, the tax benefit is measured as the largest amount of benefit, determined on a cumulative probability basis that is more-likely-than-not to be realized upon ultimate settlement.

ASC 740-10, applies to all tax positions related to income taxes. This includes tax positions considered to be "routine" as well as those with a high degree of uncertainty. ASC 740-10 has expanded disclosure requirements, which include a tabular roll forward of the beginning and ending aggregate unrecognized tax benefits as well as specific detail related to tax uncertainties for which it is reasonably possible the amount of unrecognized tax benefit will significantly increase or decrease within twelve months (See also note 11).

Concentrations of credit risks
t.	Concentrations of credit risks:

Financial instruments that potentially subject the Group to concentrations of credit risk consist principally of cash and cash equivalents, short-term and long-term restricted cash, short-term restricted cash held by trustees, trade receivables, long-term trade receivables and foreign currency derivative contracts (See also note 8).

The majority of the Group's cash and cash equivalents and short-term and long-term restricted cash are invested in dollars with major banks in Israel and in the United States. Generally, these cash equivalents may be redeemed upon demand and, therefore management believes that they bear lower risk.

The Group also has restricted cash held by trustees, which is invested in Colombian Pesos with major banks in Colombia. As of December 31, 2014, restricted cash held by the trustees amounted to $ 15,441. The Group is entitled to receive the restricted cash held by the trustee in stages based upon operational milestones. The cash held in the trusts is reflected in the Company's balance sheet as "Restricted cash held by trustees".

Trade receivables and other long-term receivables of the Group are mainly derived from sales to major customers located in the North America, Europe, Asia and Asia Pacific, South and Central America and Africa. The Group performs ongoing credit evaluations of its customers and obtains letters of credit and bank guarantees for certain receivables. An allowance for doubtful accounts is determined with respect to specific debts that the Group has determined to be doubtful of collection.

Employee related benefits
u.	Employee related benefits:

Severance pay:

The Company's liability for severance pay is calculated pursuant to the Israeli Severance Pay Law based on the most recent salary of the employees multiplied by the number of years of employment, as of the balance sheet date. Employees whose employment is terminated by the Company or who are otherwise entitled to severance pay in accordance with Israeli law or labor agreements are entitled to one month's salary for each year of employment or a portion thereof. The Company's liability for all of its Israeli employees is partly provided for by monthly deposits for insurance policies and the remainder by an accrual. The value of these policies is recorded as an asset in the Company's consolidated balance sheet.

During April and May 2008 (the "transition date"), the Company amended the contracts of most of its Israeli employees so that starting on the transition date, such employees are subject to Section 14 of the Severance Pay Law, 1963 ("Section 14") for severance pay accumulated in periods of employment subsequent to the transition date. In accordance with Section 14, upon termination, the release of the contributed amounts from the fund to the employee shall relieve the Company from any further severance liability and no additional payments shall be made by the Company to the employee. As a result, the related obligation and amounts deposited on behalf of such obligation are not stated on the balance sheet, as the Company is legally released from severance obligation to employees once the amounts have been deposited, and the Company has no further legal ownership of the amounts deposited.

The carrying value for the deposited funds for the Company's employees' severance pay for employment periods prior to April and May 2008 include profits and losses accumulated up to the balance sheet date. The deposited funds may be withdrawn only upon the fulfillment of the obligation pursuant to the Israeli Severance Pay Law or labor agreements.

Severance pay expenses for the years ended December 31, 2014, 2013 and 2012, amounted to approximately $ 2,652, $ 2,881 and $ 2,802, respectively.

401K profit sharing plans:

The Group has a number of savings plans in the United States that qualify under Section 401(k) of the Internal Revenue Code. U.S employees may contribute up to 100% of their pretax salary, but not more than statutory limits. Generally, the Group contributes one dollar for each dollar a participant contributes in this plan, in an amount of up to 3% of salary and in addition, in some plans, it contributes fifty cents for each dollar a participant contributes in this plan, for an additional 3%. Matching contributions for all the plans were approximately $ 311, $ 317 and $ 351 for the years ended 2014, 2013 and 2012, respectively. Matching contributions are invested in proportion to each participant's voluntary contributions in the investment options provided under the plan.

Fair value of financial instruments
v.	Fair value of financial instruments:

The Group applies ASC 820, "Fair Value Measurements and Disclosures" (“ASC 820”). Under this standard, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the "exit price") in an orderly transaction between market participants at the measurement date.

In determining fair value, the Group uses various valuation approaches. ASC 820 establishes a hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available. Observable inputs are inputs that market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Group. Unobservable inputs are inputs that reflect the Company's assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The hierarchy is broken down into three levels based on the inputs as follows:

Level 1 -
Valuations based on quoted prices in active markets for identical assets that the Company has the ability to access. Valuation adjustments and block discounts are not applied to Level 1 instruments. Since valuations are based on quoted prices that are readily and regularly available in an active market, valuation of these products does not entail a significant degree of judgment.

Level 2 -	Valuations based on one or more quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 -	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The availability of observable inputs can vary from investment to investment and is affected by a wide variety of factors, including, for example, the type of investment, the liquidity of markets and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment and the investments are categorized as Level 3.

The carrying amounts of cash and cash equivalents, restricted cash, trade receivable, other current assets, trade payable, accrued expenses and other current liabilities approximate fair value due to the short-term maturities of such instruments.

Restructuring Costs
w.	Restructuring Costs:

       During the fourth quarters of 2013 and 2012, the Company initiated restructuring plans to improve its operating efficiency at its various operating sites and to reduce its operating expenses. The Company has accounted for the restructuring plan in accordance with ASC 420, "Exit or Disposal Cost Obligations". (See also note 10).

Net loss per share
x.	Net loss per share:

Basic net loss per share is computed based on the weighted average number of Ordinary shares outstanding during each period. Diluted net loss per share is computed based on the weighted average number of Ordinary shares outstanding during each period, plus dilutive potential Ordinary shares considered outstanding during the period, in accordance with ASC 260, "Earning per Share" ("ASC 260"). The total weighted average number of shares related to the outstanding options excluded from the calculations of diluted net loss per share, as they would have been anti-dilutive, was 5,546,082, 6,832,576 and 6,833,367 for the years ended December 31, 2014, 2013 and 2012, respectively.

The following table sets forth the computation of basic and diluted net loss per share:

1.	Numerator:

	Year ended December 31,
	2014	2013	2012
Numerator for basic and diluted net loss per share -
Net loss available to holders of Ordinary shares:
From continuing operations	$(701)	$(9,577)	$(20,922)
From discontinued operations	(795)	(8,320)	(2,270)

	(1,496)	(17,897)	(23,192)

2.	Denominator (number of shares in thousands):

	Year ended December 31,
	2014	2013	2012

Denominator for basic net loss per share -
Weighted average number of shares	42,444	41,961	41,410
Add-employee stock options and convertible subordinated notes	*) -	*) -	*) -

Denominator for diluted net loss per share - adjusted weighted average shares assuming exercise of options	42,444	41,961	41,410

*)	Anti-dilutive.

Derivatives and hedging activities
y.	Derivatives and hedging activities:

ASC 815, "Derivatives and Hedging" ("ASC 815"), as amended, requires the Company to recognize all derivatives on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through income (loss). If the derivative is a hedge, depending on the nature of the hedge, changes in the fair value of derivatives are either offset against the change in fair value of the hedged assets, liabilities, or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value is immediately recognized in earnings.

The Company measured the fair value of the forward contracts in accordance with ASC 820 (classified as level 2).

The Company's subsidiary entered into forward contracts in order to hedge the exposure to variability in expected future cash flows resulting from changes in related foreign currency exchange rates. As of December 31, 2014 and 2013, the fair value of the outstanding assets (liabilities) forward contracts that did not meet the requirement for hedge accounting was $ 1,949 and $ 0, respectively.

The Company entered into forward contracts to hedge against the risk of changes in future cash flow from payments of payroll and related expenses denominated in Israeli Shekels. As of December 31, 2014 and 2013, the fair value of the outstanding assets (liabilities) forward contracts that did met the requirement for cash flow hedge accounting was $ (806) and $ 0, respectively.

Comprehensive income (loss)
z.	Comprehensive income (loss):

The Company accounts for comprehensive income in accordance with ASC No. 220, "Comprehensive Income". Comprehensive income (loss) generally represents all changes in shareholders' equity during the period except those resulting from investments by, or distributions to, shareholders. The Company determined that its items of other comprehensive income (loss) relate to unrealized gains and losses on hedging derivative instruments and foreign currency translation adjustments.

The following table shows the components of Accumulated other comprehensive income, as of December 31, 2014:

	Year ended December 31, 2014
	Foreign currency translation adjustments	Unrealized gains (losses) on cash flow hedges	Total

Beginning balance	$1,591	$-	$1,591
Other comprehensive income (loss) before reclassifications	(2,205)	(1,791)	(3,996)
Amounts reclassified from accumulated other comprehensive income	-	985	985

Net current-period other comprehensive loss	(2,205)	(806)	(3,011)

Ending balance	$(614)	$(806)	$(1,420)

Impact of recently issued accounting pronouncements
aa.	Impact of recently issued accounting pronouncements:

In May 2014, Financial Accounting Standards Board ("FASB") issued ASU 2014-09, "Revenue from Contracts with Customers (Topic 606)", a comprehensive new revenue recognition standard that will supersede existing revenue guidance under US GAAP and IFRS ("ASU 2014-09"). ASU 2014-09's core principle is that a company will recognize revenue when it transfers promised goods or services to customers in an amount that reflects the consideration to which the company expects to be entitled in exchange for those goods or services. ASU 2014-09 is effective for annual periods beginning after December 15, 2016, including interim periods within that period. Early adoption is not permitted under US GAAP. The Company is currently evaluating the method of adoption, as well as the effect that adoption of this ASU will have on its consolidated financial statements.